Exhibit 31.2

CERTIFICATION PURSUANT TO 17 CFR 240.13(a)-14(a)
(SECTION 302 CERTIFICATION)

I, Darryl Franklin, certify that:

1.	I have reviewed this quarterly report filed on Form 10-QSB/A of 1934 of Associated Media Holdings, Inc. for the period ending March 31, 2007;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Associated Media Holdings, Inc., as of, and for, the periods presented in this report;

4.
Associated Media Holdings, Inc.’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Associated Media Holdings, Inc., and have:

a)
Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Associated Media Holdings, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Evaluated the effectiveness of Associated Media Holdings, Inc.’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)
Disclosed in this report any changes in Associated Media Holdings, Inc.’s internal control over financial reporting that occurred during Associated Media Holdings, Inc.’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Associated Media Holdings, Inc.’s internal control over financial reporting.

5.
Associated Media Holdings, Inc.’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Associated Media Holdings, Inc.’s auditors and the audit committee of Associated Media Holdings, Inc.’s board of managers (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Associated Media Holdings, Inc.’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Associated Media Holdings, Inc.’s internal controls over financial reporting.

Date: May 31, 2007	/s/ Darryl Franklin
Darryl Franklin, (Principal Financial Officer)